Exhibit 99.1
AGREEMENT AND RELEASE

THIS AGREEMENT AND RELEASE (the “Agreement”) is made and entered into as of this 20th day of March, 2009, by and between Southwest Bank, an M & I Bank (“Bank”), and Siboney Learning Group, Inc. (“SLGI”) and Siboney Corporation (“Siboney,” together with SLGI, the “Borrowers”).

A.    WHEREAS, the Borrowers are engaged in the publishing of educational software primarily for schools;

B.    WHEREAS, Bank made loans to the Borrowers, including without limitation, the following loans (the “Loans”) with collateral security documents (the “Collateral Agreements”) (the Loans, Collateral Agreements and documents referenced therein or otherwise related to obligations of the Borrowers to Bank are referred to as the “Loan Documents”):

(a)           Promissory Note dated January 2, 2009 in the original principal amount of $1,325,000.00 (“Note A”); and

(b)           Promissory Note dated January 2, 2009 in the original principal amount of $634,197.92 (“Note B,” and together with Note A, the “Notes”);

C.    WHEREAS, the Borrowers acknowledge that they are in default under the Notes as described in a Notice of Default from Bank dated March 3, 2009, and that as a result Bank is entitled to exercise its rights under the Collateral Agreements and other Loan Documents and applicable law;

D.    WHEREAS, an offer has been made to Bank by Educational Options, Inc. to have its affiliate (“Buyer”) purchase certain assets of SLGI as described in the draft Bill of Sale evidencing the transaction (the “Assets”) for an amount sufficient to pay the full amount of indebtedness under the Notes, which offer is acceptable to Bank;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, but subject to all the conditions and provisions contained in the Loan Documents, except as herein modified, the Borrowers hereby agree to and with Bank as follows:

1.    Recitals. All of the foregoing recitals and statements are hereby affirmed by each of the parties hereto as true statements of fact.

2.    Defined Terms. Capitalized terms not defined herein shall have the meaning set forth in the applicable Loan Document.

3.    Consent to, Surrender of Assets. The Borrowers hereby consent to the sale of the Assets to Buyer and agree to take all steps reasonably necessary to allow such sale to be pursued and consummated, including without limitation: providing access to Buyer and its agents and attorneys to perform due diligence, promptly providing requested information, and negotiating with counterparties to designated contracts for assignment of such contracts to Buyer, as well as the surrender and/or delivery of physical possession of the Assets.

4.    Representations and Warranties. The Borrowers hereby represent and warrant to Bank that each has the respective legal power and authority to enter into this Agreement and that when executed and delivered by the Borrowers, this Agreement shall constitute the respective valid and binding obligations of the Borrowers. The Borrowers further represent and warrant to Bank that the terms and conditions of this Agreement are satisfactory and in the best interests of the Borrowers and that the Borrowers have voluntarily decided, with the advice and assistance of counsel, to undertake the actions contemplated herein.

5.    Releases. The following releases shall become effective upon Bank’s receipt of the purchase price for the Assets sufficient to pay the indebtedness under the Notes:

(a)          By Borrowers. In consideration for this Agreement, Bank, its officers, employees, directors, attorneys, agents and representatives (collectively, the “Bank Releasees”), are forever released and discharged by Borrowers from and against any and all rights, claims or causes of action directly or indirectly arising from actions or inactions by Bank Releasees or any of them with respect to the sale of the Assets to Buyer.

(b)           By Bank. In consideration for this Agreement and Buyer’s payment of the purchase price for the Assets, each of the Borrowers and its officers, employees, directors, attorneys, agents and representatives (collectively, the “Siboney Releasees”), are forever released and discharged by Bank from and against any and all rights, claims or causes of action directly or indirectly arising from the Loans and any of the Loan Documents.

6.    Balance of Indebtedness, Interest. The Borrowers acknowledge that as of March 20, 2009, the following amounts were due and owing under the Loans:

(a)           Note A: $1,325,000.00 principal, $3,146.88 in accrued interest (plus $165.63 per diem thereafter), plus late fees and costs of collection including attorneys fees; and

(b)           Note B: $615,447.92 in principal, plus $1,461.69 in accrued interest (plus $76.93 per diem thereafter), plus late fees and costs of collection including attorneys fees.

7.    Security Interests. Effective upon the surrender and/or physical delivery by Borrowers of the Assets pursuant to paragraph 3 (or if later, the receipt by Bank of the cash consideration to be paid by Buyer), SLGI shall be and is authorized to file all terminations and releases of security interests as it shall deem appropriate to evidence the release by Bank of all of its security interests and liens in assets of SLGI, including but not limited to the Assets. For the avoidance of doubt, Bank hereby represents, warrants and acknowledges that it does not hold and does not claim any security interests or other liens in the assets of Siboney.

8.    Miscellaneous.

(a)           In addition to those fees and expenses recoverable under the Loan

Documents, all fees and costs, including, without limitation, attorneys’ fees and expenses incurred by Bank in connection with the Borrowers’ defaults under the terms of the Loan Documents, all fees and out of pocket expenses incurred in connection with this Agreement and sale of the Assets shall be payable to Bank by SLGI immediately upon demand and such amount shall become a part of the indebtedness of SLGI to Bank under the Loan Documents without notice to SLGI;

(b)           This Agreement may not be modified or extended in any manner, except by written agreement signed by all parties hereto;

(c)           No course of dealings heretofore or hereafter between SLGI and/or Siboney on one hand, and Bank, nor any failure or delay on the part of Bank in exercising any rights or remedies under this Agreement, any document executed pursuant hereto, the Loan Documents or existing law shall operate as a waiver of any right or remedy of Bank with respect to the Loans, and any single or partial exercise of any right or remedy hereunder shall not operate as a waiver or preclusion of the exercise of any of the rights or remedies Bank may have under the Loan Documents or otherwise. Nothing in this subparagraph shall impair the rights of the parties under this Agreement;

(d)           The following notice is provided pursuant to section 432.047, R.S.Mo. As used herein, “borrower(s)” means SLGI and Siboney, “creditor” means Bank, and each of “the credit agreement” and “this writing” means this Agreement and the other Loan Documents: ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT;

(e)           Notwithstanding anything herein to the contrary, nothing herein shall be construed as a commitment by Bank to extend further credit to the Borrowers or increase the amount of any obligation due to Bank;

(f)           This Agreement and all documents executed pursuant hereto shall be governed and controlled by the laws of the State of Missouri as to interpretation, enforcement, validity, construction, effect, choice of law and in all other respects, but excluding perfection, which shall be governed and controlled by the laws of the relevant jurisdiction;

(g)           Except as expressly provided herein, all terms and provisions of the Loan Documents shall remain in full force and effect, and SLGI shall comply with same;

(h)           The Borrowers, upon request of Bank, shall duly execute and deliver, or cause to be duly executed and delivered to Bank such further instruments, and do or cause to be done such further acts as may be necessary or proper in the reasonable judgment of

Bank to carry out the provisions and purpose of this Agreement;

(i)           This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns; and

(j)           This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

The Remainder of this Page Left Intentionally Blank

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and the year first above written.

SOUTHWEST BANK, an M & I BANK

By /s/ Michael Alam
Authorized Officer

SIBONEY LEARNING GROUP, INC.

By /s/ Timothy J. Tegeler
Authorized Officer

SIBONEY CORPORATION

By /s/ Timothy J. Tegeler
Authorized Officer